UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (date of earliest event report):  January 1, 2006

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware		94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

One Riverway, Suite 2100

Houston, Texas 77056

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             Departure of Directors or Principal Officers; Elections of Directors;
Appointment of Principal Officers

Frank Harrison has resigned as a director of Geokinetics Inc. as of January 1, 2006.  A copy of the resignation letter received from Mr. Harrison is filed herewith as Exhibit 99.1.

ITEM 9.01             Financial Statements and Exhibits.

(c)           Exhibits

99.1         Resignation Letter from Frank Harrison.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: January 6, 2006	By:	/s/ Thomas J. Concannon
Thomas J. Concannon, Vice President and Chief Financial Officer

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